UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 20, 2024
(Date of earliest event reported)
_________________________
MARVELL TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-40357	85-3971597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 N. West Street, Suite 1200
Wilmington, Delaware 19801
(Address of principal executive offices, including Zip Code)
(302) 295-4840
(Registrant’s telephone number, including area code)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	MRVL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                    Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on June 20, 2024, stockholders voted on the matters set forth below. Each issued share of common stock was entitled to one vote on each of the proposals voted on at the meeting.

1. The nominees for election to the Board were elected, each for a one-year term until the 2025 Annual Meeting of Stockholders, based upon the following votes:

	FOR	AGAINST	ABSTAIN	BNV	TOTAL
Sara Andrews	664,941,879	646,816	846,208	96,082,294	762,517,197
W. Tudor Brown	600,261,928	65,322,887	850,088	96,082,294	762,517,197
Brad W. Buss	564,135,601	100,980,836	1,318,466	96,082,294	762,517,197
Daniel Durn	663,105,691	2,482,922	846,290	96,082,294	762,517,197
Rebecca W. House	640,763,970	24,738,988	931,945	96,082,294	762,517,197
Marachel L. Knight	663,012,312	2,533,916	888,675	96,082,294	762,517,197
Matthew J. Murphy	636,543,068	27,673,935	2,217,900	96,082,294	762,517,197
Michael G. Strachan	660,884,863	4,695,381	854,659	96,082,294	762,517,197
Robert E. Switz	571,211,535	94,376,044	847,324	96,082,294	762,517,197
Ford Tamer	659,499,596	6,104,168	831,139	96,082,294	762,517,197
Richard P. Wallace	663,060,287	2,523,866	850,750	96,082,294	762,517,197

2. The proposal to approve, on an advisory non-binding basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
344,435,188	320,769,381	1,230,334	96,082,294	762,517,197

3. The proposal to approve the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending February 1, 2025, was approved based upon the following votes:

FOR	AGAINST	ABSTAIN	TOTAL
757,718,526	3,742,631	1,056,040	762,517,197

Item 8.01 Other Events.

On June 21, 2024, the Company announced that its Board of Directors had declared the payment of its quarterly dividend of $0.06 per share to be paid on July 31, 2024 to all stockholders of record as of July 12, 2024. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. The payment of future quarterly cash dividends is subject to, among other things, the best interests of the Company and its stockholders, its results of operations, cash balances and future cash requirements, financial condition, statutory requirements of Delaware law, and other factors that the Board of Directors may deem relevant.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.
99.1    Press Release dated June 21, 2024, titled “Marvell Technology, Inc. Declares Quarterly Dividend Payment”
104    Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVELL TECHNOLOGY, INC.

Date: June 21, 2024	By:	/s/ Mark Casper
Mark Casper
EVP, Chief Legal Officer and Secretary